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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): January 15, 2002

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                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.

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             (Exact name of registrant as specified in its charter)

           Delaware                0-26682                    11-3199437
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       (State or other           (Commission                (IRS Employer
       jurisdiction of           File                       Identification
       incorporation)            Number)                    Number)

                10 Edison Street East, Amityville, New York 11701
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               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (631) 842-7600
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Item 2.  Acquisition or Disposition of Assets

         On January 15, 2002, Technology Flavors & Fragrances, Inc., a Delaware corporation (the "Company"), purchased a facility located at 10 Edison Street East, Amityville, New York 11701 (the "Facility") pursuant to a Purchase Agreement dated November 16, 2000 (the "Purchase Agreement") with First Industrial, L.P. ("First Industrial"). The Company paid First Industrial $1,500,000 for the Facility. Prior to purchasing the Facility, the Company leased the Facility from First Industrial, which was the location of the Company's executive offices, and was also used by the Company as a research and development, production and warehouse facility (consisting of 34,500 square foot of space). The Company will continue to use the Facility for those purposes.

         Immediately upon purchasing the Facility, the Company transferred the Facility to the Town of Babylon Industrial Development Agency ("IDA"), and leased the Facility from the IDA under a Lease Agreement entered into by the Company and the IDA (the "Lease"). The Lease terminates on December 1, 2021.

         This transfer enabled the Company to obtain certain tax benefits from the Town of Babylon, and to receive financial assistance from the Town of Babylon in purchasing and renovating the Facility. The Town of Babylon, through the IDA, issued Industrial Development Agency's Variable Rate Demand Industrial Development Revenue Bonds, Series 2002 in the amount of $2,200,000 ("Bonds") to assist the Company in the acquisition and renovation of the Facility, and the acquisition of business equipment and machinery for the Facility ("Project"). The IDA has entered into an Indenture of Trust regarding the issuance of the Bonds (the "Indenture"), with Bank of New York as Trustee ("Trustee").

         Under the Lease, the Company is obligated to pay, as monthly rent, all interest then due and owing under the Indenture to the holders of the Bonds ("Bondholders"), plus an amount necessary to fund a sinking fund. The Bonds' initial month's interest rate is 3.875% per annum. This rate includes the fee for the Letter of Credit (described below) and a Bond remarketing fee. Thereafter, the Bonds' interest rate is reset monthly until the Bonds mature in January 2022. The Company may draw down further funds from the IDA as necessary to complete the Project, up to the maximum principal of $2,200,000.

         The Company's obligations under the Lease and the IDA's obligations under the Indenture in respect of the Bonds are guaranteed by the Company pursuant to a Guaranty Agreement (the "Guaranty Agreement") between the Company, the Trustee, the Bank (defined below) and the Lender (defined below). Pursuant the Guaranty Agreement, the Company has a direct contractual obligation to the Bondholders through the Trustee.

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         To secure the repayment of the Bonds, the Bonds are secured by an irrevocable letter of credit ("Letter of Credit") issued by Wells Fargo Bank National Association ("Bank"), on behalf of its affiliated entity Wells Fargo Credit Inc. ("Lender"), in the stated amount of $2,230,137 (constituting the full $2,200,000 plus 50 days interest at the maximum interest rate of 10%). The Letter of Credit has a five-year term and is automatically renewed on a yearly basis thereafter unless terminated by the Bank, Lender or the Company. The annual fee for the Letter of Credit is 1.25% of the stated amount of the Letter of Credit.

         The Letter of Credit is automatically drawn down on a monthly basis to pay the Bondholders the monthly interest payments then due and owing under the Indenture. Each month, the Company reimburses the Bank and Lender for such draw downs and the Letter of Credit is automatically reinstated, pursuant to a Reimbursement Agreement with the Lender (the "Reimbursement Agreement"). If there is any redemption, defeasance or default under the Bonds, the Letter of Credit is automatically drawn down to pay such obligation and the Company reimburses the Bank and Lender for such draw downs.

         The Company is a party to a Loan Agreement dated as of June 29, 1999 with the Lender, as successor to Foothill Capital Corporation (the "Loan Agreement") and the terms of that Loan Agreement are incorporated into the Reimbursement Agreement. The description of the Loan Agreement contained in the Company's Report in Form 8-K filed with the Commission on July 16, 1999 is hereby incorporated.

         The Company's obligations under the Letter of Credit and the Reimbursement Agreement are secured by a Mortgage, Security Agreement, Fixture Filing and Assignment of Leases and Rents ("Mortgage Agreement") in the Lender's favor on the Facility and certain of the Company's personal property, granted by both the Company and the IDA.

         The foregoing descriptions of the Purchase Agreement, the Lease, the Letter of Credit, the Reimbursement Agreement, the Mortgage Agreement, the Guaranty Agreement, the Indenture and the Loan Agreement, and the transactions contemplated thereby, are not intended to be complete and are qualified in their entirety by the complete texts of the Purchase Agreement, the Lease, the Letter of Credit, the Reimbursement Agreement, the Mortgage Agreement, the Guaranty Agreement, the Indenture and the Loan Agreement.

        The Company hereby incorporates by reference herein the matters announced in the Company's press release, dated January 24, 2002, which is filed as an exhibit to this Current Report in Form 8-K.

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Item 7.  Financial Statements and Exhibits

2.1 Agreement of Purchase and Sale, dated as of November 16, 2001, between Technology Flavors & Fragrances, Inc. and First Industrial, L.P.

10.1 Loan Agreement dated June 29, 1999 between Technology Flavors & Fragrances, Inc. and Foothill Capital Corporation, (filed as Exhibit 10.1 to Form 8-K Current Report of the Company, filed with the Commission on July 16, 1999)

10.2 Lease Agreement, dated as of January 1, 2002, between Technology Flavors & Fragrances, Inc. and Town of Babylon Industrial Development Agency

10.3 Reimbursement Agreement, dated as of January 1, 2002, between Technology Flavors & Fragrances, Inc. and Wells Fargo Credit, Inc.

10.4 Irrevocable Letter of Credit, dated January 15, 2002, issued by Wells Fargo Bank, National Association, in favor of the Bank of New York

10.5 Guaranty Agreement dated as of January 1, 2002 from Technology Flavors & Fragrances, Inc., to Wells Fargo Credit, Inc., Wells Fargo Bank, National Association and the Bank of New York

10.6 Mortgage, Security Agreement, Fixture Filing and Assignment of Leases and Rents, dated as of January 1, 2002, from Technology Flavors & Fragrances, Inc. and Town of Babylon Industrial Development Agency to Wells Fargo Credit, Inc.

10.7 Indenture of Trust dated as of January 1, 2002, from Town of Babylon Industrial Development Agency to the Bank of New York

99.1 Press release dated January 24, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 30, 2002

                                  TECHNOLOGY FLAVORS & FRAGRANCES, INC.

                                  By: /s/ JOSEPH A. GEMMO
                                      --------------------------------
                                      Joseph A. Gemmo
                                      Vice President and Chief Financial Officer

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                                INDEX TO EXHIBITS

    Exhibit
    Number                 Description

       2.1 Agreement of Purchase and Sale, dated as of November 16, 2001, between Technology Flavors & Fragrances, Inc. and First Industrial, L.P.

      10.1 Loan Agreement, dated as of June 29, 1999, between Technology Flavors & Fragrances, Inc. and Foothill Capital Corporation (filed as Exhibit 10.1 to Form 8-K, Current Report of the Compnay, filed with the Commission on July 16, 1999)

      10.2 Lease Agreement, dated as of January 1, 2002, between Technology Flavors & Fragrances, Inc. and Town of Babylon Industrial Development Agency

      10.3 Reimbursement Agreement, dated as of January 1, 2002, between Technology Flavors & Fragrances, Inc. and Wells Fargo Credit, Inc.

      10.4 Irrevocable Letter of Credit, dated January 15, 2002, issued by Wells Fargo Bank, National Association, in favor of the Bank of New York

      10.5 Guaranty Agreement dated as of January 1, 2002 from Technology Flavors & Fragrances, Inc., to Wells Fargo Credit, Inc., Wells Fargo Bank, National Association and the Bank of New York

      10.6 Mortgage, Security Agreement, Fixture Filing and Assignment of Leases and Rents, dated as of January 1, 2002, from Technology Flavors & Fragrances, Inc. and Town of Babylon Industrial Development Agency to Wells Fargo Credit, Inc.

      10.7 Indenture of Trust dated as of January 1, 2002, from Town of Babylon Industrial Development Agency to the Bank of New York

      99.1      Press release dated January 24,2002.

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